UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 17, 2019

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment to the registrant’s Current Report on Form 8-K filed on September 17, 2019 is being filed pursuant to Instruction 2 to Item 5.02 to add the following information regarding salary and restricted stock unit grant:

In connection with the appointment of B.W. (Brad) Corson as president on September 17, 2019 and the assumption of the additional roles of chairman and chief executive officer on January 1, 2020, Mr. Corson’s annual salary is $733,000 U.S. (effective October 1, 2019) and he was granted 78,200 restricted stock units on December 4, 2019, the terms of which are described in the company’s most recent management proxy circular dated March 14, 2019.

The remainder of the information contained in the original filing as set forth below remains unchanged.

(b)(c) On September 16, 2019, R.M. (Rich) Kruger announced his intention to retire at the end of December, 2019. Effective September 16, 2019, Mr. Kruger resigned from his position as president and will continue in the role of chairman and chief executive officer until December 31, 2019.

On September 16, 2019, the Imperial Oil Limited board of directors appointed B.W. (Brad) Corson as president of the company effective September 17, 2019. Mr. Corson will assume the additional roles of chairman and chief executive officer of Imperial Oil Limited effective January 1, 2020 upon Mr. Kruger’s retirement.

Mr. Corson, 57, was vice-president of ExxonMobil Upstream Ventures from 2014 to 2015. Mr. Corson was president of ExxonMobil Upstream Ventures from 2015 to 2019, and has served as a vice-president of Exxon Mobil Corporation since 2015.

(d) On September 16, 2019, the board of directors elected B.W. (Brad) Corson as a director of Imperial Oil Limited effective September 17, 2019. Mr. Corson will be a member of the board’s community collaboration and engagement committee. Mr. Corson will receive no additional compensation for serving as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: January 3, 2020
	By:	/s/ Ian Laing

	Name:	Ian Laing
	Title:	Assistant General Counsel and
Corporate Secretary

	By:	/s/ Cathryn Walker

	Name:	Cathryn Walker
	Title:	Assistant Corporate Secretary